Exhibit 10.1


                               PURCHASE AGREEMENT
                               ------------------

         This PURCHASE AGREEMENT (this "AGREEMENT"), dated as of December 7, 2001, is entered into by and between IGEN INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), and ACQUA WELLINGTON PRIVATE PLACEMENT FUND, LTD., a company organized under the laws of the Commonwealth of the Bahamas (the "PURCHASER"), for the purchase and sale of shares of the common stock, par value $.001 per share (the "COMMON STOCK"), of the Company by the Purchaser, in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchaser and Purchaser shall purchase shares of Common Stock; and

         WHEREAS, such purchase and sale will be made in reliance upon the provisions of Section 4(2) and Rule 506 of Regulation D ("REGULATION D") of the United States Securities Act of 1933, as amended, and regulations promulgated thereunder (the "SECURITIES ACT"), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Purchaser hereby agree as follows:

         1.      PURCHASE PRICE.

                 (a) Upon the following terms and subject to the conditions contained herein, the Purchaser hereby agrees to purchase 620,926 shares of the Company's Common Stock (the "SHARES") at a per share price of $29.4462 ("PER SHARE PURCHASE PRICE") and for an aggregate purchase price of $18,283,896 (the "PURCHASE PRICE").

                 (b) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock, to effect the issuance of the Shares.

                 (c) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase the Shares. The closing under this Agreement (the "CLOSING") shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 at 1:00 p.m. on the date hereof (eastern time) upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the "CLOSING DATE").

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents and warrants to the Company, and covenants for the benefit of the Company, as follows:

                 (a)   The  Purchaser  is  a  limited   liability  company  duly
organized, validly existing and in good standing under the laws of the Commonwealth of The Bahamas.

                 (b) This Agreement has been duly authorized, validly executed and delivered by the Purchaser and is a valid and binding agreement and obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Purchaser has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                 (c) The Purchaser has received and carefully reviewed copies of the Public Documents (as hereinafter defined). The Purchaser understands that no Federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in any of the Shares and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in any of the Shares. The Purchaser, in making the decision to purchase the Shares, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

                 (d) The Purchaser understands that the Shares are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein for purposes of qualifying for exemptions from registration under the Securities Act, and applicable state securities laws.

                 (e) The Purchaser is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

                 (f) The Purchaser is and will be acquiring the Shares for such Purchaser's own account, and not with a view to any resale or distribution of the Shares in whole or in part, in violation of the Securities Act or any applicable securities laws.

                 (g) The offer and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. The Purchaser understands that the Shares purchased hereunder have not been, and may never be, registered under the Securities Act and that none of the Shares can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or in the opinion of counsel for the Company an exemption from registration under the Securities Act is available (and then the Shares may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

                 (h) The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company; and (ii) recognizes that such Purchaser's investment in the Company involves a high degree of risk.

                 (i) The Purchaser is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and such Purchaser is capable of bearing the entire loss of its investment in the Shares.

                 (j) The Purchaser is neither a registered broker-dealer nor an affiliate of a registered broker-dealer.

                 (k) The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Purchaser understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser has not obtained any material non-public information from the Company.

                 (l) The Purchaser shall comply with all applicable federal securities laws, rules and regulations in connection with the sale of the Shares purchased by the Purchase hereunder.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to the Purchaser, and covenants for the benefit of the Purchaser, as follows:

                 (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Agreement in any material respect; provided, however, that the foregoing shall not include operating losses of the Company in the amounts contemplated by the Commission Documents.

                 (b) The Company has furnished the Purchaser with copies of the Company's Annual Report on Form 10-K for fiscal year ended March 31, 2001 (the "FORM 10-K") filed with the Securities and Exchange Commission (the "COMMISSION") and its Form 10-Q for the quarterly period ended September 30, 2001 (the "FORM 10-Q"; collectively with the Form 10-K, the "PUBLIC DOCUMENTS"). The Public Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. As used herein, "COMMISSION DOCUMENTS" means all reports, schedules, forms, statements and other documents filed by the Company with the Commission after March 31, 2001 pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
Section 13(a) or 15(d) of the Exchange Act.

                 (c) The Shares have been duly authorized by all necessary corporate action and, when paid for by the Purchaser and issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable.

                 (d) Each of this Agreement and the Registration Rights Agreement attached hereto as EXHIBIT A (the "REGISTRATION RIGHTS AGREEMENT") has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                 (e) Except as disclosed in SCHEDULE 3(E) attached hereto, the execution and delivery of this Agreement and the Registration Rights Agreement, the issuance of any of the Shares and the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

                 (f) The sale and issuance of the Shares in accordance with the terms of and in reliance on the accuracy of the Purchaser's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

                 (g) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the Commission, or the Nasdaq National Market or pursuant to any state or "blue sky" securities laws subsequent to the Closing, and, any registration statement which may be filed pursuant to this Agreement).

                 (h) There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or the Registration Rights Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. Except as disclosed in the Commission Documents, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

                 (i)   Subsequent to the dates as of which  information is given
in the Public Documents, Commission Documents, this Agreement or the Registration Rights Agreement and except as contemplated herein, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business.

                 (j) The Company has sufficient title and ownership of all trademarks, service marks, trade names, copyrights, patents, trade secrets and other proprietary rights ("INTELLECTUAL PROPERTY") necessary for its business as now conducted and as proposed to be conducted as described in the Public Documents or the Commission Documents except for any of the foregoing, the absence of which would not reasonably be likely to result in a Material Adverse Effect and, to its knowledge without any conflict with or infringement of the rights of others. Except as set forth in the Public Documents or the Commission Documents, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or party to any material options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity.

                 (k) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Shares under the registration provisions of the Securities Act and any other applicable federal and state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any of the Shares.

                 (l) To the Company's knowledge, neither this Agreement nor the Schedules hereto nor the Registration Rights Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                 (m) The authorized capital stock of the Company and the shares thereof issued and outstanding as of September 30, 2001 are set forth on
SCHEDULE 3(M) attached hereto. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement, the Public Documents, the Commission Documents or on SCHEDULE 3(M) attached hereto, as of September 30, 2001, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement, in the Public Documents, the Commission Documents or on SCHEDULE 3(M) as of the date hereof, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as disclosed in the Commission Documents or the Public Documents and except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, as of the date hereof, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and its executive officers have no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, or no stockholder has a right of rescission or damages with respect thereto which is reasonably likely to have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "CERTIFICATE"), and the Company's Bylaws as in effect on the date hereof (the "BYLAWS").

                 (n) Prior to the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the Company will use its commercially reasonable efforts to list the Shares for trading on the Nasdaq National Market or any relevant market or system, if applicable, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Nasdaq National Market or any relevant market or system.

                 (o) Except for the disclosure of this Agreement and the Registration Rights Agreement and information contained therein to the holders of the Company's 5% subordinated convertible debentures, consistent with the requirements of the related purchase agreement, the Company may not issue a press release or otherwise make a public statement or announcement with respect to the transaction contemplated hereby prior to the Closing Date. In the event that the Company is required by law or regulations to issue a press release or otherwise make a public statement or announcement with respect to this Agreement after the Closing Date, the Company shall consult with the Purchaser on the form and substance of such press release or other disclosure.

                 (p) Prior to the effectiveness of the Registration Statement, the Company may enter into an agreement with a third party, the principal purpose of which is to secure equity financing (an "Other Financing"). If prior to the effectiveness of the Registration Statement the Company enters into an Other Financing at a price per share less than the Purchaser's Per Share Purchase Price, the Company will issue additional shares to the Purchaser based on standard "weighted average" anti-dilution formula (the "ANTI-DILUTION SHARES") as set forth on SCHEDULE 3(P) hereof. If issued, the Anti-Dilution
Shares shall, at the Purchaser's option, if appropriate, be registered in a separate registration statement. As used herein, "OTHER FINANCING" shall not include the Company (i) entering into a loan, credit or lease facility with a bank or financing institution (including any equity component thereof), (ii) establishing an employee stock option plan or agreement, (iii) issuing shares of Common Stock in connection with the Company's option plans (as the same may be amended from time to time), stock purchase plans, rights plans, currently outstanding warrants or options (unless the exercise price of such warrants or options are reset to a price below the current exercise price), or increase the number of shares available under any such plans (the primary purpose of which is not to raise equity), (iv) issuing shares of Common Stock upon conversion of the Company's existing subordinated convertible debentures and series B convertible preferred stock (unless the conversion price of such debentures or series B convertible preferred stock are reset (other than by its stated terms) to a price below the current conversion price) and (v) issuing shares of Common Stock and/or preferred stock in connection with the formation or maintenance of strategic partnerships, alliances, licenses or joint ventures and the acquisition of products, licenses or other assets (each a "PERMITTED TRANSACTION").

         4. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE SHARES: The obligation hereunder of the Company to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                 (a) The Purchaser shall have executed and delivered this Agreement and the Registration Rights Agreement.

                 (b) The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

                 (c) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                 (d) At the Closing Date, upon receipt of the certificates evidencing the Shares, the Purchaser shall have delivered to the Company immediately available funds as payment in full of the Purchase Price for the Shares.

                 (e) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

                 (f) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement, the Registration Rights Agreement or the transactions contemplated thereby or any action taken or to be take pursuant thereto.

                 (g) The Company will not be obligated to issue any shares of Common Stock which would result in the issuance under this Agreement of more than fourteen and nine-tenths percent (14.9%) of the shares of capital stock deemed issued and outstanding under the Company's Rights Plan, unless the Board of Directors has approved such issuance.

         5. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE SHARES: The obligation hereunder of the Purchaser to acquire and pay for the Shares is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

                 (a) The Company shall have executed and delivered this Agreement and the Registration Rights Agreement.

                 (b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                 (c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

                 (d) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

                 (e) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement, the Registration Rights Agreement or the transactions contemplated thereby or any action taken or to be take pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

                 (f) No Material Adverse Effect shall have occurred at or before the Closing Date.

                 (g) As of the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Nasdaq National Market or any alternate market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing Date).

                 (h) The Company shall have delivered certificates evidencing the Shares to the Purchaser at or before the Closing Date.

                 (i) The Company shall have delivered on the Closing Date to the Purchaser a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions of the board of directors of the Company authorizing the transactions contemplated by this Agreement, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing this Agreement and the Registration Rights Agreement.

                 (j) The Purchaser shall have received a legal opinion in substantially the form annexed hereto as EXHIBIT B as of the Closing Date.

                 (k) The Purchaser will not be obligated to purchase any shares of Common Stock which would result in the issuance under this Agreement of more than fourteen and nine-tenths percent (14.9%) of the shares of capital stock deemed issued and outstanding under the Company's Rights Plan, unless the Board of Directors has approved such issuance.

         6. LEGENDS. Unless otherwise provided below, each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (the "LEGEND"):

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR IGEN
                 INTERNATIONAL, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION FROM COUNSEL TO THE COMPANY, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

         7. FEES AND EXPENSES. Each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement and the Registration Rights Agreement; except that the Company shall pay on the Closing Date, all reasonable fees and expenses, exclusive of disbursements and out-of-pocket expenses, incurred by the Purchaser of up to $25,000 in connection with the preparation, negotiation, execution and delivery of this Agreement and the Registration Rights Agreement. Neither the Company nor the Purchaser has employed, or is subject to the valid claim of, any broker, finder, investment banker, consultant, financial advisor or other intermediary (collectively "BROKER") in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission in connection with this Agreement or the transactions contemplated hereby. Each party agrees to and shall indemnify the other against any claim for a fee or commission made by any Broker against the other in connection with this Agreement or the transactions contemplated hereby.

         8.      INDEMNIFICATION.

                 (a) The Company hereby agrees to indemnify and hold harmless the Purchaser and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively "CLAIMS") incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation or warranty or agreement made by the Company in this Agreement.

                 (b) The Purchaser hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, or under any other statute, at common law or otherwise, insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Purchaser,
(ii) any omission or alleged omission of a material fact with respect to the Purchaser or (iii) any breach of any representation, warranty or agreement made by the Purchaser in this Agreement.

         9. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         10. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section
10), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.



                           (a)  if to the Company:

                                IGEN International, Inc.
                                16020 Industrial Drive
                                Gaithersburg, MD 20877
                                Tel. No.: (301) 869-9800
                                Fax No.:  (301) 208-3799
                                Attention: Richard Massey

                                with a copy to:

                                Kirkpatrick & Lockhart LLP
                                1800 Massachusetts Avenue, N.W.
                                Suite 200
                                Washington, D.C. 20036
                                Tel. No.: (202) 778-9076
                                Fax No.:  (202) 778-9100
                                Attention: Thomas F. Cooney, III


                           (b)  if to the Purchaser:

                                Acqua Wellington Private Placement Fund, Ltd. c/o Fortis Fund Services (Bahamas) Ltd. Montague Sterling Centre
                                East Bay Street, P. O. Box SS-6238
                                Nassau, Bahamas
                                Attention:  Anthony L.M. Inder Rieden
                                Tel. No.:(242) 394-2700
                                Fax No.: (242) 394-9667

                                with a copy to:

                                Jenkens & Gilchrist Parker Chapin LLP
                                The Chrysler Building
                                405 Lexington Avenue
                                New York, New York 10174
                                Attention:  Christopher S. Auguste
                                Tel. No.:(212) 704-6000
                                Fax No.: (212) 704-6288

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

         11. ENTIRE AGREEMENT. This Agreement and the Registration Rights Agreement constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

         12. COUNTERPARTS. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                  [end of page]

         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.


                                       IGEN INTERNATIONAL, INC.



                                       By:  /s/ Samuel J. Wohlstadter
                                            -------------------------
                                            Name:   Samuel J. Wohlstadter
                                            Title:  Chairman and Chief Executive
                                                    Officer


                                       ACQUA WELLINGTON PRIVATE
                                       PLACEMENT FUND, LTD.



                                       By:  /s/ Richard Colpron
                                            -------------------
                                            Name:  Richard Colpron
                                            Title: Vice President